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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 12(a) of the Securities Exchange Act of 1934
                              (Amendment No. __)

/X/ Filed by the Registrant
/_/ Filed by a party other than the Registrant

Check the appropriate box:

/_/  Preliminary Proxy Statement
/_/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Regeneron Pharmaceuticals, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         Regeneron Pharmaceuticals, Inc.
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing Fee (Check the appropriate box):

/X/ No fee required.
/_/ Fee computed on table below per Exchange Act Rule 14a-6(i)(l) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Indentify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:________________________________________

     2) Form, Schedule, or Registration No.:______________________________

     3) Filing party:__________________________________________________

     4) Date filed:  April 30, 1999

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                               Please date, sign
                              and mail your proxy
                             card back as soon as
                                   possible!

                        Annual Meeting of Shareholders
                        REGENERON PHARMACEUTICALS, INC.

                                 June 11, 1999

A |X| Please mark your
      votes as in this
      example

The Board of Directors recommends a vote FOR Items 1, 2, 3, and 4.

                                  WITHHELD
                 FOR              FOR ALL
Item 1.                                        Nominees:
    ELECTION                                   Alfred G. Gilman, M.D., Ph.D.
    OF           |_|                |_|        Joseph L. Goldstein, M.D.
    DIRECTORS                                  P. Roy Vagelos, M.D.

WITHHELD FOR:     (Write that nominee's name
in the space provided below.)

____________________________________________


                                                           FOR  AGAINST  ABSTAIN
Item 2. Ratify, confirm, and approve the January 22, 1999
        resolution of the Board of Directors to increase
        by 1,500,000 the number of shares reserved for
        issuance under Regeneron's Amended and Restated
        1990 Long-Term Incentive Plan.                     |_|    |_|      |_|

Item 3.  Appointment of PricewaterhouseCoopers LLP as
         independent accountants.                          |_|    |_|      |_|

Item 4.  In their discretion, upon any other matters
         as may properly come before the meeting.          |_|    |_|      |_|


Signature:_________________ Signature:____________________  Date:________, 1999

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signed as attorney, executor, administrator, trustee, or guardian, please give full title as such.